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                                                                   Exhibit 10(h)

                   SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS SECOND AMENDMENT TO THE EMPLOYMENT AGREEMENT (this "Second Amendment") by and between MILLIONARE.COM, a Nevada corporation ("Employer"), and ROBERT L. WHITE, an individual resident of the State of South Carolina ("Employee"), is made and entered into as of the 27th day of August, 1999.

                                  WITNESSETH:
                                  ----------

     WHEREAS, the parties hereto have entered into that certain Employment Agreement, dated as December 23, 1998 (the "Employment Agreement"); and

     WHEREAS, the parties have entered into a First Amendment to the Employment Agreement dated the 12th day of February, 1999 (First Amendment); and

     WHEREAS, the parties desire to amend the Employment Agreement rescinding the charges made by the First Amendment;

     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

     1.   Definitions. Capitalized terms used herein, unless otherwise defined,
          -----------
shall have the meanings given to them in the Employment Agreement.

     2.   Amendments to the Employment Agreement. The Employment Agreement is
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hereby amended as follows:

             (i) By deleting Paragraph 1, added by the First Amendment to the Employment Agreement, in its entirety and substituting the following Paragraph 1

                    1.  Employment.  Employer hereby employs Employee and
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          Employee hereby accepts employment as Employer's Chairman of the Board and Chief Executive Officer on the terms and subject to the conditions hereinafter set forth. Employee shall perform such duties and have such powers, authority and responsibility for the Employer as are provided in Employer's Bylaws and otherwise as may be assigned to him from time to time by Employer's Board of Directors.

             (ii) By deleting the phrase "employed as an Executive Officer" from the first sentence of Paragraph 7 and substituting the following in lieu thereof; "Chief Executive Officer"; and


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             (iii)  Including in the Agreement as Paragraph 8, the Paragraph 8
     of the Employment Agreement as it was originally written before the First Amendment.

     3.   Rescission of First Amendment.  It is the purpose of this Second
          -----------------------------
Amendment is to rescind all of the Amendments made to the Employment Agreements by the First Amendment to the Employment Agreement.

     4.   Effective Date, Ratification.  This Second Amendment shall be
          ----------------------------
effective as of the date first above written. Except as amended pursuant to this Second Amendment, the Employment Agreement remains in full force and effect and is hereby ratified and confirmed and incorporated herein in all respects by the parties to this Second Amendment.

     5.   Headings.  The headings contained herein are for convenience of
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reference only and are not intended to define, limit, expand or describe the scope of intent of any provision of this Second Amendment.

     6.   Counterparts.  This Second Amendment may be executed and delivered in
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two or more counterparts, each of which, when executed and delivered, shall be deemed an original, but all parts together shall constitute one instrument.

     7.   Amendments.  The Employment Agreement and this Second Amendment may
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not be further modified or amended except by a written agreement specifically referring to the Employment Agreement signed by each party hereto.

     IN WITNESS WHEREOF, the undersigned parties hereto have executed this Second Amendment as of the day and the year first above written.


"EMPLOYER"                               "EMPLOYEE"

MILLIONAIRE.COM                          ROBERT L. WHITE
a Nevada corporation


By: /s/                                  /s/ Robert L. White
    --------------------------           -----------------------------------
Title: Chief Executive Officer           Robert L. White